UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 1, 2006

Date of Report (Date of earliest event reported)
SYNTAX-BRILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-16

Item 4.01.	Change in Registrant’s Certifying Accountant.
(a)	On December 1, 2006, we dismissed the accounting firm of Grobstein, Horwath & Company LLP, the independent registered public accounting firm previously engaged to audit our financial statements. The decision to dismiss our auditors was recommended and approved by the Audit Committee of our Board of Directors on November 30, 2006.

(b)	During the two most recent fiscal years ended June 30, 2005 and 2006 and the subsequent interim reporting period from the last audit date of June 30, 2006, through and including the effective termination date of December 1, 2006, there were no disagreements between us and Grobstein, Horwath & Company LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

(c)	The report of Grobstein, Horwath & Company LLP dated September 8, 2006 on our financial statements for the past two fiscal years ended June 30, 2006 and 2005, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(d)	On December 1, 2006, the Audit Committee of our Board of Directors approved the engagement of the accounting firm of Ernst & Young LLP, an independent registered public accounting firm, as our new independent auditors. We have not consulted with Ernst & Young LLP during the last two fiscal years ended June 30, 2006 and 2005 or during the subsequent interim reporting period from the last audit date of June 30, 2006, through and including the effective engagement date of December 7, 2006, on either the application of accounting principles or type of opinion Ernst & Young LLP might issue on our financial statements.

(e)	We have requested Grobstein, Horwath & Company LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether Grobstein, Horwath & Company LLP agrees with the above statements made by us. A copy of this letter addressed to the SEC, dated December 7, 2006, is filed as Exhibit 16 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

16	Letter of Grobstein, Horwath & Company LLP to the Securities and Exchange Commission dated December 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: December 7, 2006	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter of Grobstein, Horwath & Company LLP to the Securities and Exchange Commission dated December 7, 2006.